Exhibit 99.1

Thunder Bridge Capital Partners IV, Inc. Announces Effectiveness of Registration
Statement and Special Meeting Date for Proposed Business Combination with Coincheck, Inc.

Stockholder Meeting of Thunder Bridge Capital Partners IV, Inc. Scheduled for December 5, 2024

To View the Meeting Documents, Please Visit
https://www.cstproxy.com/thunderbridgecapitalpartnersiv/2024/

For Any Questions Regarding the Special Meeting or How to Vote Your Shares

You May Call Sodali & Co, Thunder Bridge Capital Partners IV, Inc.’s Proxy Solicitor,

at (800) 662-5200 (Toll Free); (203) 658-9400 (Collect)

or e-mail at THCP.info@investor.sodali.com

Great Falls, Va. and Tokyo, Japan, Nov. 12, 2024 (GLOBE NEWSWIRE) -- Coincheck, Inc. (“Coincheck”), a cryptocurrency trading service, which is currently in the process of consummating a proposed business combination with Thunder Bridge Capital Partners IV, Inc. (Nasdaq: THCP, THCPU & THCPW) (“Thunder Bridge IV”), a special purpose acquisition company, announced today that the U.S. Securities and Exchange Commission (“SEC”) has declared effective Thunder Bridge IV’s Registration Statement on Form F-4, as amended, which was filed in connection with the proposed business combination.

A special meeting of the Thunder Bridge IV stockholders (the “Special Meeting”) to approve, among other things, the proposed business combination, will be held on December 5, 2024, at 10:00 a.m. Eastern Time at 101 Constitution Ave., NW, Suite 900, Washington, DC 20001, USA. Thunder Bridge IV also announced today that it will file with the SEC a definitive proxy statement/prospectus relating to the Special Meeting, which it expects to commence mailing on or about November 12, 2024 to its stockholders of record as of the close of business on October 25, 2024.

Thunder Bridge IV Stockholder Vote

Stockholders who own shares of Thunder Bridge IV as of October 25, 2024 should submit their vote by 11:59 p.m. Eastern Time on December 4, 2024. For more information on how to vote, please visit https://www.cstproxy.com/thunderbridgecapitalpartnersiv/2024. Thunder Bridge IV stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact Thunder Bridge IV’s proxy solicitor, Sodali & Co, by telephone toll-free at (800) 662-5200 or collect at (203) 658-9400.

The definitive proxy statement/prospectus is also available at www.sec.gov. Thunder Bridge IV stockholders are encouraged to read the definitive proxy statement/prospectus as it contains important information about the proposed transaction, including, among other things, the reasons for Thunder Bridge IV’s board of directors’ unanimous recommendation that the stockholders of Thunder Bridge IV vote “FOR” the proposed business combination and the other stockholder proposals set forth in the proxy statement/prospectus as well as the background of the process that led to the proposed business combination with Coincheck.

The proposed business combination is anticipated to close on or about December 10, 2024, subject to stockholder approvals, Nasdaq approval, and satisfaction of customary closing conditions. Following completion of the proposed business combination, Coincheck will retain its experienced management team, including Oki Matsumoto as Executive Chairman. The combined company will be named Coincheck Group N.V. and is expected to be listed on Nasdaq under the new ticker symbol “CNCK.” Each Thunder Bridge IV unit will separate into its component securities in connection with the completion of the proposed business combination.

J.P. Morgan Securities LLC is serving as sole financial advisor to Monex Group, Inc., Coincheck’s current holding company, in connection with the proposed business combination. Galaxy Digital Partners LLC is serving as financial advisor to Thunder Bridge IV and Barclays Capital Inc, BTIG, LLC, Cantor Fitzgerald & Co., Inc, Keefe, Bruyette & Woods, Inc., a Stifel Company, and KeyBanc Capital Markets Inc. are serving as capital markets advisors to Thunder Bridge IV in connection with the proposed business combination.

Additional Information and Where to Find It

In connection with the business combination agreement among Coincheck, Inc. (“Coincheck”), Coincheck Group B.V. (“CCG”), Thunder Bridge IV and others with regards to the proposed transaction, the parties have filed relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including a registration statement on Form F-4 filed by Coincheck Group B.V., which includes a proxy statement/prospectus of Thunder Bridge IV, and other documents regarding the proposed transaction with the SEC. The Form F-4 was declared effective on November 12, 2024 (EST), and the definitive proxy statement/prospectus and other proxy materials are being mailed to Thunder Bridge IV’s stockholders of record as of the close of business on October 25, 2024. Before making any voting or investment decision, investors and stockholders of Thunder Bridge IV and other interested persons are urged to read the Form F-4, as amended, the definitive proxy statement/prospectus included in the Form F-4, and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about Coincheck, Thunder Bridge IV and the proposed business combination. The documents filed by Thunder Bridge IV with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to Thunder Bridge Capital Partners IV, Inc., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066, Attention: Secretary, (202) 431-0507.

Participants in the Solicitation

Thunder Bridge IV and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Thunder Bridge IV will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Thunder Bridge IV’s directors and executive officers and their ownership of Thunder Bridge IV common stock is set forth in Thunder Bridge IV’s Registration Statement on Form F-4, as amended. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

CCG, Coincheck and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Thunder Bridge IV in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Coincheck’s industry and market sizes, future opportunities for CCG, Coincheck and Thunder Bridge IV, Coincheck’s estimated future results and the proposed business combination between Thunder Bridge IV and Coincheck, including the implied enterprise value, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

About Coincheck, Inc.

Coincheck, Inc. operates the “Coincheck” cryptocurrency trading service, which has achieved the highest number of app downloads in Japan for 5 consecutive years*. With the mission of “Making Exchange of New Value Easier,” Coincheck aims to create better services that allow people to feel the value of new exchanges created by cryptocurrencies and blockchain technologies, through the latest technology and advanced security.

*	Target: Cryptocurrency trading app in Japan, Period: January 2019-December 2023, Data cooperation: App Tweak

About Thunder Bridge Capital Partners IV, Inc.

Thunder Bridge IV is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In July 2021, Thunder Bridge IV consummated a $225 million initial public offering of 22.5 million units, each unit consisting of one share of the Company’s Class A common stock and one-fifth warrant, each whole warrant enabling the holder thereof to purchase one Class A common at a price of $11.50 per share. As of October 31, 2024, Thunder Bridge IV has approximately $31.6 million in its trust account, implying a value of $10.79 per public share. Thunder Bridge IV’s securities are quoted on the Nasdaq stock exchange under the ticker symbols THCPU, THCP and THCPW.

Thunder Bridge IV

Gary Simanson

(202) 431-0507

Coincheck Media Relations

For inquiries from the press regarding this release, please contact:

Coincheck, Inc. Public Relations

Mail: pr@coincheck.com

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